                                      Exhibit A

     Each of the undersigned hereby agrees that Amendment No. 2 to the Schedule 13G filed on the date hereof with respect to the shares of Common Stock of Keravision, Inc. has been filed on behalf of the undersigned.

Signature:


     Dated February 12, 1998


                              Oak Investment Partners V,
                              Limited Partnership

                              By:  Oak Associates V, LLC,
                                   As General Partner


                              By:  /s/ Edward F. Glassmeyer
                                 ----------------------------------------
                                   Managing Member

                              Oak Associates V, LLC


                              By:  /s/ Edward F. Glassmeyer
                                 ----------------------------------------
                                   Managing Member


                              Oak V Affiliates Fund, Limited
                              Partnership

                              By:  Oak V Affiliates,
                                   As General Partner


                              By:  /s/ Edward F. Glassmeyer
                                 ----------------------------------------
                                   General Partner


                              Oak V Affiliates


                              By:  /s/ Edward F. Glassmeyer
                                 ----------------------------------------
                                   General Partner

                              OAK MANAGEMENT CORPORATION



                              By:  /s/ Edward F. Glassmeyer
                                 ----------------------------------------
                                 Name:  Edward F. Glassmeyer
                                 Title: President



                                   /s/ Bandel L. Carano
                                 ----------------------------------------
                                 Bandel L. Carano



                                   /s/ Fredric W. Harman
                                 ----------------------------------------
                                 Fredric W. Harman



                                   /s/ Gerald R. Gallagher
                                 ----------------------------------------
                                 Gerald R. Gallagher



                                   /s/ Edward F. Glassmeyer
                                 ----------------------------------------
                                 Edward F. Glassmeyer



                                   /s/ Ann H. Lamont
                                 ----------------------------------------
                                 Ann H. Lamont



                                   /s/ Eileen M. More
                                 ----------------------------------------
                                 Eileen M. More